The City of Boston and Union Investment:

A conversation with the CEO of AFL-CIO Housing Investment Trust

“Cities across our country face an affordability crisis only made worst by the pandemic. In Boston, union capital and union labor are proactively addressing that need. Our ongoing, multiple investments in Boston have given us the continuing opportunity to be part of extraordinary efforts to transform communities and the lives of those who live there,” said AFL-CIO Housing Investment Trust (HIT) Chief Executive Officer Chang Suh, in a recent conversation.

The HIT invests union and public pension fund dollars to finance multifamily construction that is built entirely by union labor. Since inception, the HIT has invested $768.5 million in 39 projects in Boston, including the multi-stage redevelopment of Old Colony in the city’s South Boston neighborhood. According to the chief executive, the initiative is illustrative of the long-term commitment the HIT has to Boston and the Commonwealth of Massachusetts.

“The redevelopment of Old Colony into Anne M. Lynch Homes is an amazing journey,” said Suh. “Realizing what the neighborhood was and what it has become is a valuable lesson in how important it is to be partners with those who strive to create a true, new sense of community.”

Since 2010, HIT has invested a total of $240.4 million in eight phases of redevelopment of Old Colony, one of Boston’s oldest public housing sites. First constructed in 1940, Old Colony is in fact one of the oldest federal public housing developments in the country. With 22 three-story buildings on a 16-acre site, Old Colony is also among the Boston Housing Authority’s (BHA) largest properties.

The redevelopment of Old Colony employs union workers who are replacing outdated and deteriorated buildings with newly built residential units. “The BHA crafted a comprehensive plan that provided both new homes and new careers for low-income Bostonians,” Suh said.

To date, 550 units of affordable housing have been transformed at Old Colony into Anne M. Lynch Homes, with total development costs of $269.9 million, generating nearly 2.4 million hours of work for union construction workers.

Working with MassHousing as financing partner, the HIT is helping to finance the $162.8 million new construction of the Anne M. Lynch Homes’ latest phases, which include two six-story buildings comprised of a combined 208 units and are currently underway.

“A remarkable vision is becoming reality. It has been the vision to reimagine Old Colony in such a way as to create for residents a desirable, sustainable community that is integrated into the surrounding neighborhood and helps revitalize the entire area,” said Suh.

Created by The Architectural Team for the BHA’s development partner, Beacon Communities Development, the design includes more useable common space, improved pedestrian infrastructure, and a new community center that provides expanded social services to residents of Anne M. Lynch Homes and the surrounding neighborhood. Residents benefit from proximity to public transportation including several bus lines and the Andrew Square MBTA stop. The design aims to attain a high level of energy and water efficiency including LEED certification, and has garnered awards by HUD and Affordable Housing Finance.

As a result of BHA working with Boston’s building trades unions, the overall plan includes a commitment to create job opportunities for public housing and local low-income residents. An agreement with the unions incorporates language that exceeds the city’s standard hiring goals for residents, minorities, and women by establishing additional employment preferences for Section 3 residents from Old Colony and the city’s other public housing developments.

The Old Colony redevelopment project adopted Building Pathways as its skills educations partner. United States Secretary of Labor Marty Walsh, then-Secretary Treasurer of the Greater Boston Building Trades Unions, worked with the BHA to develop Building Pathways. The nonprofit organization serves the Greater Boston region by providing pre-apprenticeship training and other programs that prepare recruits with the skills needed to enter careers in construction through accredited joint Labor-Management apprenticeship programs. Almost half of the graduates are women. All are low-income Boston residents pursuing a career in the construction trades.

“There is a quote by Brian Doherty that quite frankly says it all,” Suh said.

Commenting on the role that the HIT and union investment have played in his hometown, Doherty, who is Secretary Treasurer, Greater Boston Building Trades Unions, has said, “When union pension capital is invested in construction projects built with 100 percent union labor and creates affordable housing, we are investing in our ourselves while addressing a critical community need.”

About the HIT: The HIT is a fixed-income, investment grade mutual fund with $6.0 billion in net assets. For nearly 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.